SALISBURY BANCORP, INC.

Salisbury Bancorp, Inc. is the holding company for Salisbury Bank and Trust Company

2021 Annual Meeting of Shareholders

May 19, 2021

dependable

supporting the
financial needs of
our communities






SOLD





Forward Looking Statements

This presentation contains certain statements that may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Welcome

- Richard J. Cantele, Jr., President and CEO
  Salisbury Bancorp, Inc.

Board Retirement



Charles M. Andola

- SAL Director since 2014
- Founder of Riverside Bank
  - Served on its Board from 1988-2014
  - Former Riverside Board Chairman
- Recent Committees:
  - ALCO Investment
  - Executive
  - Loan (Chair)

Board Retirement



John F. Perotti

- Bank Director since 1985
- Salisbury Director since 1998
- Former Chairman and CEO of Salisbury and the Bank (retired 2009)
- Recent Committees:
  - Audit
  - Loan
  - Trust (Chair)

Board Nominee

Paul S. Hoffner



- Member of Riverside Division Advisory Board since 2015
- Previously served as a Director of Riverside Bank from 2012-2014
- President of John Herbert Company
- Proposed Committees:
  - Audit
  - HR Compensation
  - Trust

Business of the Meeting

1. Election of three (3) Directors for a three (3) year term to join those continuing Directors whose terms do not expire at this meeting
2. Ratification of the Appointment of Independent Auditors
3. Non-binding advisory vote on the compensation of the Named Executive Officers
4. Other Business

1. Election of Directors

For terms expiring in 2024

- Arthur J. Bassin
- Paul S. Hoffner
- Holly J. Nelson

2. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

3. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Polls Closed

- Tabulation of Votes

Questions

Outline

- COVID-19 Update
- Company Profile
- 2020 Results
- Q1 2021 Results
- 2021 Initiatives

Company Response to COVID-19

- Appointed an internal task force comprised of the Company's management to address both operational and financial risks posed by COVID-19
- Modified branch operations
- Branch lobbies available, but on an appointment only basis
- Primarily drive-thru transactions
- Increased emphasis on digital banking platforms
- Implemented physical separation of critical operational workforce
- Expanded paid time off benefits for employees
- Implemented work from home strategy
- The majority of the Company's non-branch and operational employees are working remotely
- Instituted daily calls with key staff
- Adopted Illness/Exposure and self-quarantine procedures
- Implemented enhanced cleaning protocols
- Redeployed staff to critical customer service operations to expedite payment deferral requests and Paycheck Protection Program (PPP) lending efforts
- Initiated re-entry planning

COVID-19 Financial Impact

Loan Payment Deferrals	• As of March 31, 2021, 14 commercial borrowers ($27 million of loan balances) have requested payment deferrals. These borrowers are engaged in the hospitality and entertainment & recreation industries.
Fees and Allowance for Loan Losses	• Salisbury increased its allowance for loan losses by $5 million in 2020 and $158 thousand in 1Q 2021. • In 2020, Salisbury waived nearly $800 thousand in deposit fees. These fees were reinstituted in late 2020.
Liquidity & Capital	• Salisbury has experienced a significant increase in deposits over the past twelve months. • The Bank remains well-capitalized with a Tier 1 Capital ratio of 13.33% as of March 31, 2021.
Paycheck Protection Program	• In 2020, Salisbury processed 932 customer loan applications for $100 million. • In 2021, Salisbury processed 470 customer loans applications for $48 million.

SALISBURY BANCORP, INC.

dependable

Deposits and Loans



$ Millions
Deposits
CAGR 10%
$1,400
$1,200
$1,000
$800
$600
$400
$815
$927
$920
$1,129
$1,211
2017
2018
2019
2020
1Q 2021



$ Millions
Loans
CAGR 7%
$1,200
$1,000
$800
$600
$400
$200
$0
$802
$909
$927
$1,027
$1,041
2017
2018
2019
2020
1Q 2021
PPP Loans

Tier 1 Capital


16%
14%
12%
10%
8%
6%
4%
2%
0%
11.6%
11.2%
11.8%
12.3%
13.3%
2017
2018
2019
2020
1Q 2021
Bank
Well Capitalized

SALISBURY BANCORP, INC.

dependable

Trust and Wealth Advisory

Assets Under Administration



$ Millions
$1,000
$750
$500
$250
$610.2
$648.0
$777.5
$944.3
$902.1
$215.5
$249.7
$278.8
$389.4
$323.9
$394.7
$398.3
$498.7
$555.0
$578.2
2017
2018
2019
2020
1Q 2021
Discretionary
Non-Discretionary

Gross Revenues



$ Thousands
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
CAGR 7%
$3,477
$3,700
$3,995
$4,194
$4,582
2017
2018
2019
2020
1Q 2021 Ann.

SALISBURY BANCORP, INC.

dependable

Net Interest Margin



4.0%
3.8%
3.5%
3.3%
3.0%
2.8%
2.5%
3.58%
3.35%
3.27%
3.28%
3.34%
2017
2018
2019
2020
1Q 2021

Efficiency Ratio



70%
65%
60%
55%
50%
66.8%
69.1%
64.1%
59.4%
53.8%
2017
2018
2019
2020
1Q 2021

Return on Average Equity



16%
14%
12%
10%
8%
6%
4%
6.42%
8.84%
10.22%
9.96%
14.53%
2017
2018
2019
2020
1Q 2021

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.63%
0.83%
1.00%
0.96%
1.38%
2017
2018
2019
2020
1Q 2021

Other Real Estate Owned


1,810
314
$1,800
$1,300
$800
$300
2018
2019
2020
1Q 2021

NPAs / Assets


1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.74%
0.74%
0.35%
0.44%
0.41%
2017
2018
2019
2020
1Q 2021

NCOs / Average Loans


0.100%
0.080%
0.060%
0.040%
0.020%
0.000%
0.047%
0.055%
0.040%
0.009%
0.00%
2017
2018
2019
2020
1Q 2021

Loan Loss Reserves / Gross Loans


1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
0.84%
0.85%
0.95%
1.44%
1.45%
2017
2018
2019
2020
1Q 2021

Source: S&P Global and Company SEC filings.

SALISBURY BANCORP, INC.

dependable

Shareholder Value



Tangible Book Value
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$29.39
$31.45
$34.98
$38.78
$39.65
2017
2018
2019
2020
1Q 2021



Earnings Per Share
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.25
$3.15
$3.95
$4.21
$1.67
$2.43
$3.09
$3.49
$0.58
$0.72
$0.86
$0.72
$1.59
2017
2018
2019
2020
1Q 2021
1Q
Remainder of Year

Q1 2021 Summary

- Record earnings
- Increased dividend to $0.30 per common share
- Issued $25 million of subordinated debt
- Announced a share repurchase plan

2021 Strategic and Tactical Objectives

- Prudently navigate through COVID-19
- Leverage digital technology to improve the "customer experience"
- Evaluate strategic investments to position SAL for growth
- Deepen penetration of existing markets and evaluate new markets
- Establish new client relationships

SALISBURY BANCORP, INC.

Salisbury Bancorp, Inc. is the holding company for Salisbury Bank and Trust Company

2021 Annual Meeting of Shareholders

May 19, 2021

dependable

supporting the financial needs of our communities






SOLD



